AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated and made effective as of this 28th day of October 2002 and is by and between FOXY JEWELRY, INC., a publicly held Nevada corporation ("FOXY") and PRIMEPLAYER INCORPORATED, a Nevada corporation ("PRIMEPLAYER"). FOXY and PRIMEPLAYER are referred to herein sometimes collectively as the "Parties" and individually as the "Party."

W I T N E S S E T H:

WHEREAS, the Boards of Directors of FOXY and PRIMEPLAYER deem the merger of PRIMEPLAYER with and into FOXY on the terms herein set forth to be desirable and in the best interests of their respective stockholders and, subject to approval by their respective shareholders, desire to adopt this Agreement to result in a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1954, as amended; and

WHEREAS, the Boards of Directors of FOXY and PRIMEPLAYER have approved this Agreement and have directed that this Agreement and the merger contemplated hereby (the "Merger") be submitted to their respective stockholders for adoption.

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements contained herein, FOXY and PRIMEPLAYER hereby agree that PRIMEPLAYER shall be merged with and into FOXY, which shall be the surviving corporation, and that the plan, terms and conditions of the Merger shall be as follows:

ARTICLE I

Plan of Merger of PRIMEPLAYER with and into FOXY

1.01. The Merger. On the Effective Date (defined hereafter) of the Merger (as defined more fully in Article 1.05), the following shall occur: PRIMEPLAYER shall be merged with and into FOXY; the separate existence of PRIMEPLAYER (except as it may be continued by operation of law) shall cease; and FOXY, as the surviving corporation, shall continue its corporate existence under the laws of the State of Nevada and shall possess all of the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature. Upon the Effective Date, FOXY shall be subject to all of PRIMEPLAYER's restrictions, disabilities and duties. In addition, on the Effective Date, FOXY shall be vested in the following and the same shall become FOXY'S property, effectually as if it were PRIMEPLAYER's property: PRIMEPLAYER's rights, privileges, immunities, powers, franchises and authority; PRIMEPLAYER's assets and property of every description (real, personal and mixed, and every interest therein, wherever located); all debts or other obligations belonging to or due to PRIMEPLAYER on whatever account; all stock subscriptions and all other things in action or belonging to PRIMEPLAYER on whatever account; and any and all of PRIMEPLAYER's assets, property, rights, privileges, immunities, powers, franchises and authority, and all and every other interest. Furthermore, all rights of creditors and all liens upon any of PRIMEPLAYER's property shall be preserved unimpaired, and all debts, liabilities and duties of PRIMEPLAYER shall thenceforth be attached to FOXY and may be enforced against FOXY to the same extent as if said debts, liabilities and duties had been incurred or contracted by FOXY prior to the Merger.

1.02. Adoption of Plan; Requirement of Shareholder Approval of Both PRIMEPLAYER and FOXY; Dissenters' Rights; Notification. The Merger described in this Agreement will require the approval of FOXY'S and PRIMEPLAYER's shareholders under Nevada corporate law. (See Sections 78.451 through 78.466, Nevada Revised Statutes (NRS), as amended, titled MERGER; EXCHANGE OF SHARES.) FOXY intends to accomplish such approval by the written consent of the registered owners of a majority of its outstanding common shares and by providing notice of the merger and information regarding the financial and business impact of the Merger upon FOXY to its stockholders by delivery to them of Form 14C under the Securities Exchange Act of 1934 (the "Exchange Act"). If Nevada law requires that FOXY give dissenters' rights of appraisal as contemplated in NRS Sections 78.471 through 78.502, titled Rights of Dissenting Shareholders, FOXY will do so. The Board of Directors of Foxy shall adopt a resolution approving the merger, authorizing its officers to execute and deliver the Plan and Agreement of Merger and file Articles of Merger with the Secretary of State of Nevada, and recommend ratification of the merger to its stockholders. FOXY will also provide current, accurate information to PRIMEPLAYER regarding its present business and financial position with the understanding that PRIMEPLAYER will provide such information, among other materials such as purchaser suitability questionnaires and the like to the PRIMEPLAYER's Shareholders. PRIMEPLAYER obtain the consent of its stockholder or stockholders to the Agreement and Plan of Merger in a manner consistent with Nevada law and shall require its stockholder to acknowledge that he or they have had the opportunity to have any questions they or a purchaser representative, as applicable, may have, answered. (See Exhibit 10.02 hereto, containing a form of investment and acknowledgment letter each PRIMEPLAYER Shareholder is to sign and furnish FOXY prior to Closing). In seeking approval of the Merger by a majority of PRIMEPLAYER's outstanding shares, PRIMEPLAYER shall also be obligated, as and if required by Nevada corporate law, to give its Shareholders dissenter's rights of appraisal.

1.03. Proposals To Be Approved By the Shareholders of Both PRIMEPLAYER and FOXY. The Shareholders of both PRIMEPLAYER and FOXY shall approve the following proposals: (A) approval of this Agreement; (B) approval of any amendments to FOXY'S Articles of Incorporation if necessary, such as to broaden the scope of its corporate purpose to include the business operations presently carried on by PRIMEPLAYER, (C) approval of the name change for FOXY to "PRIMEPLAYER INCORPORATED"; (D) approval of the proposed directors to assume positions on the FOXY'S Board of Directors upon the Closing (persons to be designated by PRIMEPLAYER). -- see Article 2.02 below). .

1.04. Establishment of Record Date. The Record Date for the FOXY shareholders entitled to vote on this Agreement shall be September 15, 2002 or a later date not more than thirty (30) days prior to the effective date of the merger. PRIMEPLAYER shall establish its own record date, if necessary, for its shareholders to vote on and approve the Merger in accordance with Nevada corporate law.

1.05. The Merger. The Merger shall become effective as of the close of business on the date of filing as provided in Article 4.02 (the "Effective Date").

1.06. Instruments and Further Assurances. From time to time, as and when requested by FOXY, or by its successors or assigns, the officers and directors of PRIMEPLAYER last in office shall execute and deliver such deeds and other instruments for transfer and shall take or cause to be taken such further or such other actions as shall be reasonably necessary in order to vest or perfect in FOXY, or to confirm of record or otherwise to FOXY, to the extent such officers and directors have the power so to do, title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of PRIMEPLAYER, as described above in paragraph 1.01.

ARTICLE 2

Articles of Incorporation, Directors and Officers and By-Laws

2.01. Articles of Incorporation. Except as provided below, FOXY'S Articles of Incorporation, in effect on the Effective Date, shall be the Articles of Incorporation of FOXY, as the surviving corporation, until they are amended as provided therein or by law. Upon the Merger, FOXY'S Articles of Incorporation shall be amended to change the name of FOXY to "PRIMEPLAYER INCORPORATED," among other amendments as may be necessary to effect and carry out the terms and provisions of this Agreement. A copy of the form of Amended Articles of Incorporation of FOXY and the form of Articles of Merger to be filed with the Secretary of State of Nevada, thereby establishing the Merger, are attached hereto as Exhibit 2.01.

2.02. Directors and Officers. Upon the Merger, FOXY'S Board of Directors and Officers, the surviving corporation, shall consist of the persons identified in Exhibit 2.02 hereto. Said directors shall hold office as provided in the By-Laws of the surviving corporation. At the FOXY annual shareholders' meeting to be held pursuant to Article 8.01 below, the shareholders of FOXY will vote on the election of the persons listed in Exhibit 2.02 to be directors of FOXY until its next annual meeting or until they or any one of them resigns and their respective resignations are accepted.

2.03. By-Laws. FOXY'S By-Laws, in effect on the Effective Date, shall be the By-Laws of the surviving corporation, until they are amended as provided therein or otherwise by law.

ARTICLE 3

Conversion and Exchange of Shares

3.01 Conversion of Shares. The manner of converting or exchanging the shares of FOXY and PRIMEPLAYER shall be as follows:

(A) Immediately prior to the Merger there shall be 2,027,000 shares of FOXY'S common stock issued and outstanding.

(B) Each of the 10,000,000 outstanding share of Common Capital Stock, $0.001 par value per share, of PRIMEPLAYER INCORPORATED ("PRIMEPLAYER Common Stock") that is issued and outstanding on the date of the Merger shall, by virtue of the Merger, be converted, into 3,000,000 shares of FOXY, that is, 3,000,000 fully paid and non-assessable shares of FOXY Common Stock. No fractional shares of FOXY Common Stock will be issued to PRIMEPLAYER Shareholders upon conversion of the PRIMEPLAYER Common Stock to FOXY Common Stock.

(C) Taking into consideration the 2,027,000 shares of FOXY common shares outstanding at the Closing and adding in the 3,000,000 common shares to be issued to PRIMEPLAYER's Shareholders in the Merger, there will be no less than 5,027,000 shares of FOXY then-issued and outstanding upon the Effective Date. The Board of Directors of the surviving corporation will reserve an additional 5,000,000 of its common shares to be issued after the closing to raise capital to fund the conduct of the business of the survivor.

3.02 Exchange of Certificates or Delivery of Shares. On and after the Merger, each holder of a certificate or certificates representing PRIMEPLAYER common stock, upon presentation and surrender of such certificate or certificates to FOXY or its transfer agent, Standard Transfer & Trust, 2980 South Rainbow Blvd., Suite 228, Las Vegas, NV 89446 shall be entitled to receive in exchange therefor a certificate or certificates representing the number of full shares of FOXY common stock to which he/she/it is entitled, as provided in Article 3.01. Until so presented and surrendered in exchange for a certificate representing FOXY common stock, each certificate representing issued and outstanding shares of PRIMEPLAYER common stock relative to the Merger shall, except as provided in the following sentence, be deemed for all purposes to evidence ownership of the number of full shares of FOXY common stock into which such shares of PRIMEPLAYER common stock have been converted pursuant to the Merger. Until surrender of such certificates in exchange for certificates representing FOXY common stock, the holder thereof shall not be entitled to vote at any FOXY shareholders meeting.

ARTICLE 4

Closing; Effective Date

4.01 Closing. The closing of the Merger shall take place at 3993 Howard Hughes Parkway, Suite 270, Las Vegas, NV89109 at such date and time, as shall be agreeable to the parties after after the satisfaction or waiver of the last of the conditions set forth in Articles 9, 10 and 11 hereof to be satisfied or waived, as the Parties may determine. The Closing of such transactions is herein called the "Closing" and the date of that Closing is referred to herein as the "Closing Date."

4.02 Effective Date. Subject to the conditions in this Agreement and the execution and filing of certificates or "Articles of Merger" and other documents as may be required by Nevada corporate law, the Merger shall become effective at the close of business on such date as such filings are made or at such other date as stated in the certificate or "Articles of Merger." Unless this Agreement shall have been terminated pursuant to the provision of Article 12 hereof, such filings shall be made on or as soon as practicable after the Closing.

ARTICLE 5

Representations and Warranties of FOXY

5.01. Organization, Standing, Qualification, etc. FOXY is a publicly held "development stage" Nevada corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. FOXY has at all times had requisite corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on any business it has conducted. To FOXY and its management's best knowledge, information and belief, the nature of FOXY's business and the ownership of its properties has not required it to become qualified as a foreign corporation in any state in which has not been so qualified.

5.02. Capitalization. FOXY'S authorized capital stock consists of 25,000,000 of one mil ($.001 par value, 10,000,00 of which are designated Preferred shares and 15,000,000 shares of which are common stock, of which 2,027,000 shares will be outstanding at the Closing. All issued and outstanding shares are and will be duly authorized, fully paid, validly issued and non-assessable in accordance with applicable law. No dividends or other distribution of the assets of FOXY have been declared or paid in FOXY'S capital stock. There are no outstanding warrants, options, preemptive rights or rights to subscribe for or purchase any shares of FOXY's capital stock or any outstanding securities that are convertible into FOXY's capital stock. The FOXY Shares to be issued pursuant to this Agreement have been duly authorized and, when issued to the PRIMEPLAYER's shareholders in exchange for their PRIMEPLAYER Common Stock, will be validly issued, fully paid and non-assessable.

5.03 Articles of Incorporation, By-Laws and Minutes. FOXY'S complete Articles of Incorporation and the By-Laws, as will be in effect on the Effective Date, are attached hereto as Exhibit 5.03.

5.04. Financial Statements and Assets. FOXY's audited financial statements for the fiscal year ended December 31, 2001 and the unaudited but reviewed financial statements for subsequent quarters reflect that FOXY has no active business operations and has the assets or liabilities reflected on its attached financial statements. True and correct copies of these financial statements, hereafter referred to as the "FOXY Financial Statements" are attached hereto as Exhibit 5.04. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. As of the date of any of such balance sheets, except as and to the extent reflected or reserved against therein, FOXY did not have any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are, to the FOXY'S management's best knowledge, information and belief, properly reported and present fairly the value of the FOXY'S assets in accordance with generally accepted accounting principles. To the best knowledge, information and belief of FOXY'S management, such statements of operations present fairly the results of operations of FOXY for the periods indicated. To the best knowledge, information and belief of FOXY'S management, such statements of changes in financial position present fairly the information that should be presented therein in accordance with generally accepted accounting principles. FOXY'S books and records, and other financial matters are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices

5.05. Authorization. FOXY'S Board of Directors has approved this Agreement and the Merger contemplated hereby, has authorized the execution and delivery of this Agreement, has authorized the execution and delivery of this Agreement and has authorized the submission of this Agreement and the transactions contemplated hereby to the FOXY shareholders for their consideration with the recommendation that it be approved. Notwithstanding the foregoing, FOXY's management believes that a majority of its shareholders will in fact consent to the Merger without the need to solicit such approval. FOXY has full power, authority and legal right to enter into this Agreement and this Agreement constitutes a legal, valid and binding obligation of FOXY, enforceable in accordance with its terms.

5.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of FOXY's management, threatened, against or affecting FOXY before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of FOXY, the validity of this Agreement or the authority of FOXY to execute, deliver and carry out the terms of this Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of FOXY. FOXY has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

5.07. Subsidiaries. FOXY does not own, directly or indirectly, any interest or investment, whether in equity or debt, in any corporation, business, trust or other entity.

5.08. Compliance with Law and Other Instruments. FOXY is not in violation or default of any term of its Articles of Incorporation or By-Laws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and, to the best of management's knowledge, it has timely filed all reports and any other documents required by it to be filed with any governmental agency, including the Commission. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under (A) the Article of Incorporation or By-Laws of FOXY, or (B) any material agreement or instrument to which FOXY or any consolidated subsidiary is a party or by which it is bound, or (C) any material judgment, decree or order to which FOXY is subject, or result in the creation of any material lien, charge or encumbrance on any of the properties or other assets of FOXY.

5.09. Contracts and Commitments. FOXY's contractual obligations, if any, are as follows: (A) There are no material contracts, agreements, franchises, license agreements or other commitments to which FOXY is a party or by which it or any of its properties are bound; (B) FOXY is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, wit, injunction, decree or award which materially and adversely affects, or in the future may (as far as FOXY can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of FOXY; (C) FOXY is not a party to any material oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days' (or less) notice, (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension or retirement plan, agreement or arrangement, (iii) agreement, contract or indenture relating to the borrowing of money, (iv) guaranty of any obligation, other than one on which FOXY is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed $5,000, (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $5,000 in the aggregate, (vi) collective bargaining agreement, (vii) agreement with any present or former officer or director of FOXY, or (viii) consent, agreement or other commitment involving payments by it of more than $1,000 in the aggregate.

5.10. Liabilities. Except as disclosed or provided for in the FOXY Financial Statements, FOXY, to the best of its management's knowledge after due inquiry, has no debt, obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or shareholders, in excess of $5,000.

5.11. Title to Properties and Related Matters. There are no contracts, judgments or claims which would limit the ability of FOXY to hold title to any properties necessary for it to do the business contemplated by this Agreement, or which would subject any such properties to any impairment, lien or claim of any type or sort.

5.12. Directors and Officers. The Board of Directors and principal officers of FOXY, as of the date hereof, are those persons identified in Exhibit 5.12 hereto.

5.13. Tax Returns. Within the times and in the manner prescribed by law, FOXY has filed all federal, state and local tax returns required by law except its form 1040 for 2001 and has paid all taxes, assessments and penalties due and payable. All taxes and governmental charges levied or assessed against the property or the business of FOXY have been paid, other than taxes or charges the payment of which is not yet due or which, if due, is not yet delinquent or is being contested in good faith or has not been finally determined.

5.14. Brokers/Agents/Finders/Consultants. Neither FOXY nor any officer or director of FOXY has employed any broker, finder, consultant or agent or has agreed to pay or has otherwise incurred any brokerage fee, finder's fee, consulting fee or commission with respect to the transactions contemplated by this Agreement.

5.15. Prior Sales. FOXY has not privately offered and sold any of its securities within the last two (2) years except those referenced in paragraph 3.01(a) hereof. Attached hereto as Exhibit 5.15 a list setting forth the names and addresses of any purchasers of all securities of FOXY so offered and sold and whether any such purchaser is a 5% or more shareholder.

5.16. Shareholder List. Attached hereto as Exhibit 5.16 is an alphabetical list, as of a date within thirty (30) days for the date hereof, of all of the shareholders of FOXY and the number of shares of FOXY Common Stock owned by each. Such list also identifies which stock certificates have stop transfer orders and which have restrictive legends placed upon them.

5.17. Transfer Agent and Market Maker(s). FOXY's transfer agent is and has been Standard Transfer & Trust Company. Certain registered broker dealer in securities are believed to be regularly submitting bid and ask quotation for FOXY shares on the NASD Over-the-Counter Bulletin Board, but trading in FOXY shares is sporadic at best.

5.18. Compliance with Laws and Regulations. FOXY has complied with all applicable statues and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of FOXY or except to the extent that noncompliance would not result in the incurrence of any material liability.

5.19. Material Contract Defaults. Neither FOXY nor any other party is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties or assets or the condition of FOXY, and there is no event of default or event which, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

5.20. Absence of Certain Changes or Events. Since December 31, 2001 and except as set forth in or permitted by this Agreement and the Exhibits hereto, there has not been, with respect to FOXY:

(A) Any change in the business, operations, method of management or accounting, or financial condition or the manner of conducting the business of FOXY other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole, or changes resulting from compliance with this Agreement;

(B) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of FOXY;

(C) Any declaration, setting aside or payment of any dividend or other distribution in respect of the shares of FOXY of any class, or any direct or indirect redemption, purchase or other acquisition of any shares of any class of FOXY;

(D) Any material increase in the direct or indirect compensation or other benefits payable or to become payable by FOXY to any of its officers, directors, employees or agents over the respective rates and amounts set forth in the FOXY Financial Statements;

(E) Any sale, lease, abandonment or other disposition by FOXY of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition by FOXY of any tangible or intangible asset;

(F) Any grant of any option, warrant or right to purchase, or other right to acquire shares of any class of FOXY granted to any person;

(G) Any employment, bonus or deferred compensation agreement entered into between FOXY and any of its directors, officers or other employees or consultants;

(H) Any issuance of shares of FOXY beyond the shares then issued and outstanding, with the exception of the issuances of shares disclosed by this Agreement.

(I) Any indebtedness incurred by FOXY for borrowed money not now repaid, or any commitment to borrow money entered into by FOXY;

(J) Any amendment of FOXY'S Articles of Incorporation or By-Laws;

(K) Any material obligation or liability, absolute or contingent, paid except current liabilities reflected in or shown on the most recent balance sheet included in the FOXY Financial Statements and current liabilities incurred since that date in the ordinary course of business or in connection with this transaction;

(L) Any sale or transfer, or any agreement, arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $1,000 or more; or

(M) Any other material transaction.

Notwithstanding the foregoing, any or all of the foregoing changes or events shall be permitted upon the written consent of PRIMEPLAYER by action or its Board of Directors, evidenced by the delivery by PRIMEPLAYER to FOXY of a certified copy of resolutions of such Board specifying the change or event consented to by PRIMEPLAYER.

5.21. Books and Records. From the date of this Agreement to the Closing, FOXY will (A) give to PRIMEPLAYER and its Shareholders, or their respective representatives, full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that PRIMEPLAYER and its Shareholders, or their respective representatives, may inspect and audit them; and (B) furnish such information concerning the properties and affairs of FOXY as PRIMEPLAYER and its Shareholders, or their respective representatives may reasonably request.

ARTICLE 6

Representations and Warranties of PRIMEPLAYER

PRIMEPLAYER hereby warrants and represents to FOXY as follows:

6.01. Organization, Standing, Qualification, etc. PRIMEPLAYER is a Nedvada corporation engaged in the development, manufacture and marketing of high performance computer networking products. It was duly organized on October 19, 2000 PRIMEPLAYER is validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power necessary to engage in the business it is currently engaged in. It is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on its business as it is presently being conducted. PRIMEPLAYER is qualified to do business in all states where the nature of PRIMEPLAYER's business and the ownership of its properties require it to become qualified as a foreign corporation.

6.02. Capitalization. The authorized capital stock of PRIMEPLAYER consists of 50,000,000 shares of common stock, having no par value of which no more than 10,000,000 shares will be issued and outstanding pursuant to the Merger. All outstanding shares of PRIMEPLAYER are duly authorized, fully paid, validly issued and non-assessable in accordance with applicable law. No dividends or other distribution of the assets of PRIMEPLAYER have been declared or paid in the capital stock of PRIMEPLAYER. Except as set forth in Exhibit 6.02 attached hereto, there are no outstanding warrants, options, preemptive rights or rights to subscribe for or purchase any shares of PRIMEPLAYER's capital stock or any outstanding securities that are convertible into PRIMEPLAYER's capital stock.

6.03. Articles of Incorporation and By-Laws. The complete Articles of Incorporation and the By-Laws of PRIMEPLAYER as will be in effect on the Closing Date, are attached hereto as Exhibit 6.03.

6.04. Financial Statements and Assets. PRIMEPLAYER's financial statements, attached hereto as Exhibit 6.04, are PRIMEPLAYER's most recent financial statements and accurately reflect, and will accurately reflect the financial posture of PRIMEPLAYER at the Closing except its receipt of $200,000 in capital to be raisede by PRIMEPLAYER by the sale of some unspecified interest in and to the primeplayer.com website.

6.05. Authorization. PRIMEPLAYER's Board of Directors has approved this Agreement and the transactions contemplated hereby, has authorized the execution and delivery of this Agreement by PRIMEPLAYER, and has authorized the submission of this Agreement and the transaction contemplated hereby to the PRIMEPLAYER shareholders for their consideration with the recommendation that it be approved. PRIMEPLAYER has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a legal, valid and binding obligation of PRIMEPLAYER enforceable in accordance with its terms.

6.06. Litigation. There is no action, suit, proceeding or investigation pending, at law or in equity, or to the knowledge of PRIMEPLAYER's management, threatened, against or affecting PRIMEPLAYER before or in any court, either state or federal, public board, or body which calls into question the creation, organization or existence of PRIMEPLAYER, the validity of this Agreement or the authority of PRIMEPLAYER to execute, deliver and carry out the terms of this Agreement or which judgment, order or finding can reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of PRIMEPLAYER. PRIMEPLAYER has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

6.07. Subsidiaries. PRIMEPLAYER does not own, directly or indirectly, any interest or investment, whether equity or debt, in any corporation, business, trust or other entity.

6.08. Compliance with Law and Other Instruments. Except as set forth in Exhibit 6.08, PRIMEPLAYER is not in violation or default of any term of its Articles of Incorporation or By-Laws, or of any agreement, contract, commitment, instrument, indenture, judgment, decree or order, applicable to it and has timely filed all reports and any other documents required by it to be filed with any governmental agency. The execution, delivery and performance of this Agreement and the taking of action contemplated hereby will not result in any violation of or be in conflict with or constitute a default under (A) the Articles of Incorporation or By-Laws of PRIMEPLAYER, or (B) any material agreement or instrument to which PRIMEPLAYER or any consolidated subsidiary is a party or by which it is bound, or (C) any material judgment, decree or order to which PRIMEPLAYER is subject, or result in the creation of any material lien, charge or encumbrance on any of PRIMEPLAYER's properties.

6.09. Contracts and Commitments. PRIMEPLAYER is not a party to any contract, agreement, other commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as PRIMEPLAYER can now foresee), materially and adversely affect, the business, operations, properties, assets or condition of PRIMEPLAYER. All material agreements to which PRIMEPLAYER is a party are attached hereto as Exhibit 6.09.

6.10 Liabilities. Except as set forth in PRIMEPLAYER's Financial Statements or in any exhibit, PRIMEPLAYER, to the best of its knowledge, after due inquiry, has no debt, obligation or liability of any nature, whether accrued, absolute, contingent or otherwise, whether due or to become due to any person or entity, including any of its officers, directors, or shareholders, in excess of $5,000.

6.11 Title to Properties and Related Matters. PRIMEPLAYER has good and marketable title to all of its properties, interests in properties and assets, real and personal, which are reflected in the latest balance sheet included in the PRIMEPLAYER Financial Statements or acquired after that date, including good and exclusive title to the Internet Website Awww.primeplay.com" and the trade name APRIMEPLAYER" and all derivations thereof, which are protected by the United States Copyright Laws, except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business, free and clear of all mortgages, liens, pledges, charges or encumbrances except: (A) statutory liens or claims not yet delinquent, (B) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby, or otherwise materially impair present business operations of such properties; or (C) as described in the PRIMEPLAYER Financial Statements.

6.12 Directors and Officers. PRIMEPLAYER's Board of Directors and principal officers, as of the date hereof, are those persons identified in Exhibit 6.12 hereto.

6.13. Tax Returns. Within the times and in the manner prescribed by law, PRIMEPLAYER has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. All taxes and governmental charges levied or assessed against the property or PRIMEPLAYER's business have been paid, other than taxes or charges the payment of which is not yet due or which, if due, is not yet delinquent or is being contested in good faith or has not been finally determined.

6.14. Brokers. Neither PRIMEPLAYER nor any officer or director of PRIMEPLAYER has employed any broker, finder or agent or has agreed to pay or has otherwise incurred any brokerage fee, finder's fee or commission with respect to the transactions contemplated by this Agreement. PRIMEPLAYER agrees to indemnify and hold FOXY and its officers and directors harmless from and against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by it.

6.15 Shareholder List. Attached hereto as Exhibit 6.15 is an alphabetical list of all of PRIMEPLAYER's shareholders and the number of shares of PRIMEPLAYER common stock owned by each of them.

6.16 Compliance with Laws and Regulations. PRIMEPL'YER has complied with all applicable statutes and regulations of any federal, state or other applicable jurisdiction or agency thereof, except to the extent that noncompliance would not materially and adversely affect PRIMEPLAYER's business, operations, properties, assets or condition or except to the extent that noncompliance would not result in the incurrence of any material liability.

6.17 Material Contract Defaults. Neither PRIMEPLAYER nor any other party is in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties or assets or the condition of PRIMEPLAYER and there is no event of default or event which, with notice of lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

6.18 Absence of Certain Changes or Events. Since the date of its attached financial statements and except in connection with or as set forth in or permitted by this Agreement and the Exhibits hereto, there has not been, with respect to PRIMEPLAYER:

1. Any change in the business, operations, method of management or account, or financial condition or the manner of conducting the business of PRIMEPLAYER other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition, taken as a whole;

2. Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the assets, business, operations or condition of PRIMEPLAYER;

3. Any declaration, setting aside or payment of any dividend or other distribution in respect of PRIMEPLAYER's stock of any class, or any direct or indirect redemption, purchase or other acquisition of any stock of any class of PRIMEPLAYER by PRIMEPLAYER;

4. Any material increase in the direct or indirect compensation or other benefits payable or to become payable by PRIMEPLAYER to any of its officers, directors, employees or agents over the respective rates and amounts set forth in the PRIMEPLAYER Financial Statements;

5. Any sale, lease, abandonment or other disposition by PRIMEPLAYER of any real property otherwise than in the ordinary course of business, or any sale, assignment, transfer, license or other disposition of PRIMEPLAYER of any tangible or intangible asset;

6. Any material obligation or liability, absolute or contingent, paid or incurred except current liabilities in the ordinary course of business and costs incurred in connection with this transaction;

7. Any material obligation or liability, absolute or contingent, paid except current liabilities reflected in or shown on the most recent balance sheet included in the PRIMEPLAYER Financial Statements, and current liabilities incurred since that date in the ordinary course of business or in connection with this transaction; or

8. Any sale or transfer, or any agreement arrangement or option for the sale or transfer, of any of its assets, property or rights having an aggregate value of $10,000 or more (other than in the ordinary course of business).

Notwithstanding the foregoing, any or all of the foregoing changes or events shall be permitted upon the written consent of FOXY by Action or its Board of Directors, evidenced by the delivery by FOXY to PRIMEPLAYER of a certified copy of resolutions of such Board specifying the change or even consented to by FOXY.

6.19. Books and Records. From the date of this Agreement to the Closing, PRIMEPLAYER will (A) give to FOXY full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that FOXY may inspect and audit them; and (B) furnish such information concerning the properties and affairs of PRIMEPLAYER as FOXY may reasonably request.

Article 7

Covenants of PRIMEPLAYER Prior to Effective Date of Merger

Between the date hereof and the Merger:

7.01. Stockholders' Meeting. PRIMEPLAYER will take all measures required by the Corporation Law of the State of Nevada to authorize its officer[s] to execute and deliver this Agreement and Plan of Merger and all other documents necessary to complete the contemplated transaction, and to close the transaction and file Articles of Merger to provide public notice related thereto.

7.02. Access. PRIMEPLAYER will allow the officers and other authorized representatives of FOXY, access to PRIMEPLAYER's plants, properties, books and records and will furnish FOXY with such additional financial and operating data and other information as to the business and properties of PRIMEPLAYER, as may be necessary for FOXY to evaluate thoroughly, prior to the Merger, the business, assets, operations and financial condition of PRIMEPLAYER, as FOXY may from time to time reasonably request. If, for any reason, the Merger contemplated by this Agreement is not consummated, FOXY will use its best efforts to cause all confidential information obtained by it from PRIMEPLAYER to be treated as such, will also use its best efforts not to use such information in a manner detrimental to PRIMEPLAYER and will promptly return to PRIMEPLAYER all documents, papers, books, records and other materials (and all copies thereof) obtained from PRIMEPLAYER in the course of its investigation and evaluation of PRIMEPLAYER.

7.03. Representations. PRIMEPLAYER will take all action necessary to render accurate, as of the Merger, PRIMEPLAYER's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. PRIMEPLAYER will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it.

7.04. Preservation of Business. PRIMEPLAYER will carry on its business in substantially the same manner as it has heretofore and shall perform in all material respects all of its obligations under material contracts, leases and documents relating to or affecting its assets, property and business and will use its best efforts to preserve intact its business organization and its good will with its suppliers, customers and other having business relations with it.

7.05. Approvals. PRIMEPLAYER will use its best efforts to obtain all licenses or other approvals required from any appropriate governmental or regulatory body or other person in connection with the carrying out of the transactions contemplated by this Agreement and the continued operation of its business after the Merger.

7.06. Notice of Breach. PRIMEPLAYER will immediately give notice to FOXY of the occurrence of any event or the failure of any event to occur that results in a breach of any of PRIMEPLAYER's representations or warranties or a failure by PRIMEPLAYER to comply with any covenant, condition or agreement contained herein.

7.07. Negotiations with Third Parties. PRIMEPLAYER will not, without the prior approval of FOXY, initiate or encourage discussions or negotiations with third parties relating to or otherwise approve (or approve without prior discussions with FOXY any unsolicited offer regarding) any merger, sale, or other disposition of any substantial part of PRIMEPLAYER's assets or stock.

7.08. Information To Be Supplied. PRIMEPLAYER will furnish FOXY with all information concerning PRIMEPLAYER, its officers, directors and shareholders that is reasonably required for inclusion in the proxy statement or information statement materials to be used by FOXY to obtain the approval of, or provide notice to FOXY's shareholders to this Plan and Agreement (the Athe Form 14C").

7.09. Proxy or Information Statement. As of the date of mailing of the Form 14C, the information provided and to be provided by PRIMEPLAYER to FOXY for use in the Proxy Materials and in any other proxy material to be used by PRIMEPLAYER or FOXY in connection with the Merger will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

ARTICLE 8

Covenants of FOXY Prior to the Effective Date of Merger

Between the date hereof and the Merger:

8.01. Stockholders' Meeting. FOXY'S Board of Directors has obtained the written consent of a majority of its outstanding common shares to this agreement.

8.02. Access. FOXY will allow the officers and other authorized representatives of PRIMEPLAYER, access to the plants, properties, books and records of FOXY and will furnish PRIMEPLAYER with such additional financial and operating data and other information as to the business and properties of FOXY, as may be necessary for PRIMEPLAYER to evaluate thoroughly, prior to the Merger, the business, assets, operations and financial condition of FOXY, as PRIMEPLAYER may from time to time reasonably request. If, for any reason, the merger contemplated by this Agreement is not consummated, PRIMEPLAYER will use its best efforts to cause all confidential information obtained by it from FOXY to be treated as such, will also use its best efforts not to use such information in a manner detrimental to FOXY and will promptly return to FOXY all documents, papers, books, records and other materials (and all copies thereof) obtained from FOXY in the course of its investigation and evaluation of FOXY.

8.03. Representations. FOXY will take all action necessary to render accurate, as of the Merger, FOXY's representations and warranties contained herein, and it will refrain from taking any action that would render any such representation or warranty inaccurate as of such time. FOXY will use its best efforts to perform or cause to be satisfied each covenant or condition to be performed or satisfied by it.

8.04. Preservation of Business. FOXY will not initiate or carry on any business except that necessary to prepare itself to close this Agreement between the date hereof and the Closing.

8.05. Approvals. FOXY will use its best efforts to obtain all licenses or other approvals required to be obtained by it from any appropriate governmental or regulatory body or other person in connection with the carrying out of the transactions contemplated by this Agreement.

8.06. Public Announcements. FOXY will not, without PRIMEPLAYER's prior consent (or, in the case of an announcement required by applicable securities law, without prior consultation with PRIMEPLAYER) make any announcement to the public concerning the transactions contemplated by this Agreement.

8.07. Notice of Breach. FOXY will immediately give notice to PRIMEPLAYER of the occurrence of any event or the failure of any event to occur that results in a breach of any representation or warranty by FOXY or a failure by FOXY to comply with any covenant, condition or agreement contained herein.

8.08. Negotiations with Third Parties. FOXY will not, without PRIMEPLAYER's prior approval, initiate or encourage discussions or negotiations with third parties relating to or otherwise approve (or approve without prior discussions with PRIMEPLAYER any unsolicited offer regarding) any merger, sale, or other disposition of any substantial part of FOXY's assets or stock.

8.09. Required Information. FOXY will furnish PRIMEPLAYER with all information concerning FOXY that is reasonably required for inclusion in the proxy or other disclosure materials used by PRIMEPLAYER to obtain approval of, or announce the existence of this Plan and Agreement to, its Shareholders.

8.10. Proxy or Information Statement. Proxy information or other materials sent to FOXY stockholders and materials supplies by FOXY to be used by PRIMEPLAYER or FOXY in connection with the merger, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein in light of the circumstances under which they were made, not misleading.

ARTICLE 9

Conditions to Obligations of FOXY and PRIMEPLAYER

The obligations of FOXY and PRIMEPLAYER to effect the merger hereunder are, at their respective elections, subject to the satisfaction or waiver of the following condition:

9.01. Stockholder Approval. On or before the Closing, FOXY's and PRIMEPLAYER's stockholders shall have approved this Agreement.

ARTICLE 10

Further Conditions to Obligations of FOXY

The obligation of FOXY to effect the merger hereunder is, at is option, subject to the satisfaction or waiver of the following further conditions:

10.01. Representation Letter. All of PRIMEPLAYER's representations and warranties contained in this Agreement shall be true as of the Effective Date as though such representations and warranties were then made in exactly the same language, and PRIMEPLAYER shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Closing. At the Closing, FOXY shall have received a certificate, dated the Closing, executed by the President and by the Secretary of PRIMEPLAYER, certifying in such detail as FOXY may reasonably request as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing.

10.02. Investment and Acknowledgment Letters. Prior to his or her receipt of the certificate for shares of FOXY common stock to be issued to him or her, each shareholder of PRIMEPLAYER shall have executed and delivered to FOXY an investment letter in the form attached hereto as Exhibit 10.02 wherein each such shareholder acknowledges that the shares of FOXY Common Stock to be issued to, and received by, him or her after the Merger are being issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, and applicable state securities laws and may therefore not be subsequently sold or transferred unless and until that shareholder registers the same or such proposed sale or transfer is exempt from registration. Each PRIMEPLAYER shareholder shall also represent and acknowledge in such investment letter that the shares of FOXY acquired pursuant to this Agreement are acquired for investment purposes only and without a view to the further distribution thereof and that a standard restrictive legend to such effect shall be imprinted on the FOXY stock certificate he or she receives. As set forth in Exhibit 10.02, each PRIMEPLAYER shareholder shall further acknowledge and list that which he or she has relied upon in deciding whether to accept the terms of this proposed Merger and each shall additionally warrant and represent, inter alia, that he or she has had the opportunity to consult with counsel about this transaction and otherwise had the opportunity to ask FOXY's accountants and FOXY management any questions about the transaction that he or she might have had. (Exhibit 10.02.)

10.03. Litigation. No action shall have been instituted by any governmental agency challenging the legality of the Merger or seeking to prevent or delay consummation of the transactions contemplated by this Agreement which shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of the Merger.

10.04. Opinion of Counsel to PRIMEPLAYER. FOXY shall receive an opinion dated the Closing of the attorney for PRIMEPLAYER, satisfactory to FOXY, to the effect that:

9. PRIMEPLAYER is a corporation validly existing and in good standing under the laws of the State of Nevada and has all the requisite corporate power to own, lease and operate its assets and carry on its business as now being conducted in any jurisdiction in which it is now conducting business;

B. The execution and delivery by PRIMEPLAYER of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach of any provision of PRIMEPLAYER's Articles of Incorporation or By-Laws or constitute default or give rise to right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any known mortgage, indenture, license agreement or obligation or violate any court order, writ, injunction or decree applicable to PRIMEPLAYER or any of its properties or assets of which such counsel has knowledge after making inquiry of the principal executive officers with respect thereto;

C. Based solely on a review of the Articles of Incorporation, By-Laws, corporate minutes and stock record books of PRIMEPLAYER, (i) the authorized capital stock of PRIMEPLAYER is as set forth in Article 6.01, and the shares of PRIMEPLAYER stock referred to in Article 6.01 constitute all of the issued and outstanding shares of capital stock of PRIMEPLAYER; (ii) the outstanding shares of PRIMEPLAYER capital stock are validly issued, fully paid and non-assessable and are not subject to any pre-emptive rights of any shareholder of PRIMEPLAYER; and (iii) except as set forth in Exhibit 6.02, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments known to such counsel obligating PRIMEPLAYER to issue or transfer from treasury any additional shares of its capital stock of any class;

D. This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligation of PRIMEPLAYER except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

E. Such counsel does not know of any suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation pending or threatened against or affecting PRIMEPLAYER or its business or properties or financial or other condition; and

F PRIMEPLAYER's issuance of its securities to its existing shareholders is not in violation of any state or federal securities laws and that appropriate exemptions from registration were available for all offers and sales of existing PRIMEPLAYER securities.

ARTICLE 11

Further Conditions to Obligations of PRIMEPLAYER

The obligation of PRIMEPLAYER to effect the merger hereunder is, at its option, subject to the satisfaction or waiver of the following further conditions:

11.01. Representation Letter. All of the representations and warranties of FOXY contained in this Agreement shall be true as of the Effective Date as though such representations and warranties were then made in exactly the same language, and FOXY shall have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Merger. At the Closing, PRIMEPLAYER shall have received a certificate, dated the Closing, executed by the President and the Secretary or Vice-President of FOXY, certifying as to the accuracy of such representations and warranties and the fulfillment of such obligations and compliance with such covenants as of the Closing.

11.02. Litigation. No action shall have been instituted by any governmental agency challenging the legality of the merger or seeking to prevent or delay consummation of the transactions contemplated by this Agreement which shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of the merger.

11.03. Opinion of Counsel to FOXY. PRIMEPLAYER shall receive an opinion dated the Closing Date of James N. Barber, counsel to FOXY, in form satisfactory to PRIMEPLAYER, to the effect that:

10. FOXY is a corporation validly existing and in good standing under the laws of the State of Nevada and has all the requisite corporate power to own, lease and operate its assets and carry on its business as now being conducted in any jurisdiction in which it is now conducting business;

11. FOXY'S shares of common stock to be issued to the shareholders of PRIMEPLAYER are duly authorized and will be, upon the effectiveness of the merger, legally issued, fully paid and non-assessable;

12. The execution and delivery by FOXY of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in the breach of any provision of FOXY's Articles of Incorporation or By-Laws or constitute default or give rise to right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any known mortgage, indenture, license agreement or obligation or violate any court order, writ, injunction or decree applicable to FOXY or any of its properties or assets of which such counsel has knowledge after making inquiry of the principal executive officers with respect thereto;

13. Based solely on a review of the Articles of Incorporation, By-Laws, corporate minutes and stock record books of FOXY, (i) the authorized capital stock of FOXY is as set forth in Article 5.02, and the shares of FOXY Common Stock referred to in Article 5.02 constitute all of the issued and outstanding shares of capital stock of FOXY; (ii) the outstanding shares of FOXY Common Stock are validly issued, fully paid and non-assessable and are not subject to any pre-emptive rights, warrants, convertible securities, or other agreement or commitments known to such counsel obligating FOXY to issue or transfer from treasury any additional shares of its capital stock of any class;

14. This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligation of FOXY except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

15. Such counsel does not know of any suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation pending or threatened against or affecting FOXY or its business or properties or financial or other condition; and

16. The issuance of the FOXY shares to be issued to the Shareholders of PRIMEPLAYER as provided for herein shall be exempt from state and federal securities registration. In this regard, PRIMEPLAYER agrees to cooperate and assist counsel in submitting and receiving back the necessary purchaser suitability questionnaires and other offeree materials necessary to establish that FOXY shall have an exemption from state and federal registration for the issuance of the shares subject of this Agreement. In the event that Rule 506 of Regulation D of the General Rules and Regulations of the Commission is not an available exemption for FOXY's issuance of its shares to the Shareholders of PRIMEPLAYER upon Closing, PRIMEPLAYER agrees to further cooperate in providing counsel with the necessary factual and other information concerning PRIMEPLAYER's shareholders and their relationship to it, its principals and each other as necessary to enable counsel to issue a closing opinion that the issuance of the FOXY shares to the Shareholders of PRIMEPLAYER, as provided for in this Plan and Agreement, is a Atransaction not involving any public offering" under Section 4(2) of the Securities Act of 1933 (the A33 Act") and the Blue Sky Laws of the various states in which certain PRIMEPLAYER Shareholders reside.

ARTICLE 12

Termination: Abandonment of Merger

12.01. Termination. This Agreement may be terminated and the merger abandoned at any time prior to the Merger, whether before or after submission to or approval by the stockholders of FOXY: (A) by mutual agreement of the Boards of Directors of FOXY and PRIMEPLAYER; or (B) by the Board of Directors of either PRIMEPLAYER or FOXY if the Closing shall not have taken place on or prior to October 30, 2002, other than by reason of default by the terminating party.

12.02. Liability. In the event of termination of this Agreement, and abandonment of the Merger by either FOXY or PRIMEPLAYER as provided in this Agreement, this Agreement shall forthwith become wholly void and of no effect and (except for liability of a party where default by such party has occasioned the termination of this Agreement and abandonment of the merger by the non-defaulting party) there shall be no liability on the part of either FOXY or PRIMEPLAYER or their respective officers, directors or stockholders (except as set forth in the last sentence of Articles 7.02 and 8.02).

ARTICLE 13

Miscellaneous

13.01. Notices. Any notice, request, instruction or other document to be given under this Agreement after the date hereof by any party hereto to any other shall be in writing and shall be delivered personally or sent by registered or certified mail, postage prepaid, to the addresses listed on Exhibit 13.01 hereto.

13.02. Waivers. Each party may, by written instrument, extend the time for the performance of any of the obligations or other acts of any party hereto, and (a) waive any inaccuracies of such other party in the representations and warranties contained herein or in any document delivered pursuant to this Agreement, (b) waive compliance with any of the covenants of such other party contained in this Agreement, (c) waive such other party's performance of any of the obligations set out in this Agreement and (d) waive any condition to its obligation to effect the merger. Any agreement on the part of any party hereto for any such extension or waiver shall be validly and sufficiently authorized for the purposes of this Agreement if it is authorized and executed as to FOXY, by its President, and as to PRIMEPLAYER, by its President.

13.03. Amendments. This Agreement may be amended at any time prior to the Merger, whether before or after the meeting of stockholders of FOXY, by a written instrument executed by FOXY and PRIMEPLAYER with the approval of their respective Boards of Directors, provided that no amendment shall change the exchange ratios set forth in Articles 3.01 without the approval of the stockholders of both PRIMEPLAYER and FOXY.

13.04. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and any conflict in such laws shall be resolved according to conflicts of law principles. Time shall be of the essence of this Agreement.

13.05. Parties. This Agreement shall inure to the benefit of and be binding upon FOXY and PRIMEPLAYER and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Parties to this Agreement and their respective successors, and any person who controls FOXY or PRIMEPLAYER within the meaning of Section 15 of the Securities Act of 1933, and the heirs and legal representatives of each of them, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained in this Agreement. This Agreement and all conditions and provisions of this Agreement are intended to be for the sole and exclusive benefit of the Parties to this Agreement and their respective successors, heirs and legal representatives and such controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

13.06. Complete Agreement B Severability. This Agreement contains the entire understanding between the parties and supersedes any and all prior agreements between the parties. If any provision of this Agreement is found to be void by any court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

13.07. Multiple Copies. This Agreement may be executed in multiple copies, each of which shall constitute an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, FOXY and PRIMEPLAYER have caused this Agreement to be executed as of the date first above written.

FOXY JEWELRY, INC.

By: ___________________________________

Michael Fox, President

THE PRIMEPLAYER CORPORATION

By: ______________________________________

Gary S. Marrone, MD, President